Exhibit 10.1.5

EXECUTION COPY

AMENDMENT NO. 4

AMENDMENT NO. 4, dated as of May 9, 2014 (this “Amendment”), to the First Lien Credit Agreement, dated as of April 20, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among PG HOLDCO, LLC, a Delaware limited liability company (“Holdings”), PGA HOLDINGS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, (a) Section 10.1 of the Credit Agreement permits amendments or other modifications to the Credit Agreement with consent of the Administrative Agent, Holdings, the Borrower and the Required Lenders and (b) Section 2.25 of the Credit Agreement permits the Borrower to increase commitments under an existing term loan tranche under the Credit Agreement by effecting Incremental Commitments through an incremental amendment entered into among the Borrower, the Administrative Agent and the Persons providing such Incremental Commitments;

WHEREAS, the Borrower has requested that the Credit Agreement be amended to, among other things, provide for an incremental Term Loan Increase (the “Term Loan Increase”) of the existing Term Loans in the amount of $35,000,000, the proceeds of which will be used, together with cash on hand, to repay in full the Second Lien Obligations (other than any contingent or indemnification obligations not then asserted or due), it being understood that the Term Loan Increase shall not reduce the Borrower’s capacity to incur Incremental Commitments or Incremental Notes pursuant to Sections 2.25 and 7.2(t) of the Credit Agreement;

WHEREAS, subject to the terms and conditions set forth herein, Barclays Bank PLC (the “Fronting Lender”) has agreed to provide the full amount of the Term Loan Increase;

WHEREAS, subject to the terms and conditions set forth herein, in order to effect the foregoing and to modify the Credit Agreement as contained herein, the Borrower, the Required Lenders and the other parties hereto are willing to agree to such modification relating to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.              Term Loan Increase.

(a)           The Borrower shall give the Administrative Agent irrevocable notice prior to 11:00 A.M., New York City time, three Business Days prior to the anticipated Amendment No. 4 Effective Date, specifying (A) the aggregate principal amount of New Term Loans to be borrowed and (B) the requested Borrowing Date. Upon receipt of any such notice from the

Borrower, the Administrative Agent shall promptly notify the Fronting Lender. The Fronting Lender will make available the full amount of the Term Loan Increase to the Administrative Agent for the account of the Borrower at the Funding Office prior to 11:00 A.M., New York City time, on the borrowing date requested by the Borrower in funds immediately available to the Administrative Agent. Notwithstanding anything herein to the contrary, the Term Loan Increase funded on the Amendment No. 4 Effective Date shall be funded as Eurodollar Loans which shall be deemed to have an initial Interest Period identical to the Interest Period of the Term Loans that are outstanding immediately prior to the Amendment No. 4 Effective Date (which Interest Period shall end on the last Business Day of May).

(b)           Subject to the terms and conditions set forth herein, on the Amendment No. 4 Effective Date the Fronting Lender agrees to fund a New Term Loan in a principal amount equal to the Term Loan Increase.

(c)           The Fronting Lender, by delivering its signature page to this Amendment and funding the Term Loan Increase on the Amendment No. 4 Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, this Amendment (such consent and approval effective as of the Amendment No. 4 Effective Date), each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Amendment No. 4 Effective Date.

(d)            Subject to the terms and conditions set forth herein, pursuant to Section 2.25(f) of the Credit Agreement, effective as of the Amendment No. 4 Effective Date, each reference in the Loan Documents to the Term Loans shall, except as the context may otherwise require, be deemed to include the Term Loan Increase contemplated hereby and the Fronting Lender shall have all the rights and obligations of a Lender holding a Term Loan Commitment (or, following the making of the Term Loan Increase, a Term Loan) under the Loan Documents.

Section 2.              Amendments. Effective as of the Amendment No. 4 Effective Date, the Loan Documents are hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is amended by adding the following definitions in the correct alphabetical order:

“Amendment No. 4”: Amendment No. 4 to this Agreement, dated as of May 9, 2014 among the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 4 Effective Date”: as defined in Amendment No. 4.

(b)           Section 1.1 of the Credit Agreement is amended by deleting “6%” in clause (j) of the definition of Consolidated EBITDA and replacing it with “12%”.

(c)           Section 1.1 of the Credit Agreement is amended by amending and restating the definition of Term Loan in its entirety as follows:

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“Term Loan”: (a) prior to the Amendment No. 2 Effective Date, a Closing Date Term Loan, (b) on and following the Amendment No. 2 Effective Date, a term loan made pursuant to Section 1(b) of Amendment No. 2 (including Converted Term Loans (as defined in Amendment No. 2)) and (c) on and following the Amendment No. 4 Effective Date, a term loan made pursuant to Section 1(b) of Amendment No. 2 (including Converted Term Loans (as defined in Amendment No. 2)), together with the term loans made pursuant to Section 1(b) of Amendment No. 4. Unless context shall otherwise require, “Term Loans” shall include any Term Loans under the Incremental Loans.

(d)           Section 2.3 of the Credit Agreement is hereby amended and restated as follows:

2.3          Repayment of Term Loans. The Term Loans shall be payable in equal consecutive quarterly installments, commencing on June 30, 2012, on the last Business Day of each of December, March, June and September following the Closing Date, in an amount equal to (i) prior to the Amendment No. 2 Effective Date, one quarter of one percent (0.25%) of the Term Loans funded on the Closing Date, (ii) on and after the Amendment No. 2 Effective Date and prior to the Amendment No. 4 Effective Date, one quarter of one percent (0.25%) of the Term Loans funded on the Amendment No. 2 Effective Date and (iii) on and after the Amendment No. 4 Effective Date, $1,069,832.69, in each case, as adjusted to reflect any prepayments thereof in accordance with Section 2.18(i), with the remaining balance thereof payable on the Term Maturity Date.

(e)           Section 6.10 of the Credit Agreement is hereby amended and restated as follows:

6.10        Use of Proceeds. The proceeds of the Closing Date Term Loans shall be used, first, to effect the Refinancing and any remaining amounts shall be used thereafter to effect, in part, the other Transactions and to pay related fees, commissions and expenses. The proceeds of the Term Loans made pursuant to Amendment No. 2 shall be used, first, to effect the refinancing in full of the Closing Date Term Loans outstanding immediately prior to the Amendment No. 2 Effective Date as contemplated by pursuant to Amendment No. 2 and, thereafter, to repay the Second Lien Obligations, in each case, on the Amendment No. 2 Effective Date. The proceeds of the Term Loans made pursuant to Amendment No. 4 shall be used to repay in full the Second Lien Obligations (other than any contingent or indemnification obligations not then asserted or due). The proceeds of the Revolving Loans and the Swingline Loans and the Letters of Credit shall be used for general corporate (including working capital) purposes of the Borrower and its Subsidiaries not prohibited by this Agreement (including, for purposes of clarity, Permitted Acquisitions and Capital Expenditures).

Section 3.              Consent and Waiver Subject to satisfaction of the conditions precedent set forth herein, and in reliance upon the representations and warranties of the Loan Parties set forth in the Credit Agreement and in this Amendment, and notwithstanding anything

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to the contrary contained in the Credit Agreement or any other Loan Document, the Required Lenders hereby (i) consent to the repayment in full of the Second Lien Obligations (other than any contingent or indemnification obligations not then asserted or due) on the Amendment No. 4 Effective Date, which prepayment shall not be deemed to reduce the Available Amount and (ii) waive the incremental debt being incurred hereunder such that the Term Loan Increase shall not reduce the Borrower’s capacity to incur Incremental Commitments or Incremental Notes pursuant to Sections 2.25 and 7.2(t) of the Credit Agreement. The consent and waiver contained in this Section 3 is a limited consent and waiver and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of (a) any Default or Event of Default or (b) any term or condition of the Credit Agreement and the other Loan Documents and (iii) shall not constitute nor be deemed to constitute a consent by the Required Lenders to anything other than the specific purpose set forth herein.

Section 4.              Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as of the date hereof and the Amendment No. 4 Effective Date that:

(a)           Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Section 4 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects).

(b)           At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c)           Each of Holdings and the Borrower (i) has the requisite power and authority to execute, deliver and perform the Amendment, (ii) has taken all necessary organizational action to authorize the execution, delivery and performance of the Amendment and (iii) has duly executed and delivered the Amendment.

(d)           This Amendment constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against each of them in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in an proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

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Section 5.              Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 4 Effective Date”):

(a)           The Administrative Agent’s receipt of executed counterparts of this Amendment from Holdings, the Borrower, the Administrative Agent, the Required Lenders and the Fronting Lender, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified.

(b)           The Borrower shall have paid, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 5 shall pay in full (in each case other than any contingent or indemnification obligations not then asserted or due), (i) the Second Lien Obligations and (ii) all accrued and unpaid fees, interest, premiums and reimbursable costs and expenses with respect to the Second Lien Obligations (including any amounts payable under Section 2.21 of the Second Lien Credit Agreement as a result of such prepayment).

(c)           The Borrower shall have reimbursed the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment which have been invoiced at least one Business Day prior to the Closing Date, including the reasonable and documented fees, charges and disbursements of Paul Hastings LLP, counsel for the Administrative Agent.

(d)           All fees required to be paid on the Amendment No. 4 Effective Date shall have been paid on or before the Amendment No. 4 Effective Date.

(e)           The Administrative Agent shall have received an executed legal opinion of Simpson Thacher & Bartlett LLP, counsel to the Loan Parties, substantially in the form of the legal opinion provided on the Closing Date. Such legal opinion shall contain such changes thereto as may be approved by, and as shall otherwise be in form and substance reasonably satisfactory to, the Administrative Agent and shall cover such other matters incident to the transactions contemplated by the Loan Documents as the Administrative Agent may reasonably require. The counsel delivering the foregoing legal opinion is expressly instructed to deliver its opinion for the benefit of each of the Administrative Agent and each Lender.

(f)            The Administrative Agent shall have received a solvency certificate signed by the chief financial officer and treasurer on behalf of Holdings and dated as of the Amendment No. 4 Effective Date, substantially in the form of Exhibit A hereto.

(g)           The Administrative Agent shall have received a certificate of each of Holdings, the Borrower and each Subsidiary Guarantor dated the Amendment No. 4 Effective Date, substantially in the form of Exhibit B, with appropriate insertions and attachments.

(h)           The Administrative Agent shall have received a certificate of a financial officer of the Borrower, dated the Amendment No. 4 Effective Date, certifying that the

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Borrower is in pro forma compliance with the financial covenants in Section 7.1 (after giving effect to incurrence of the Term Loan Increase and the repayment of the Second Lien Obligations (other than any contingent or indemnification obligations not then asserted or due)) and attaching supporting materials and calculations.

(i)            The Administrative Agent shall have received an irrevocable notice of borrowing in accordance with Section 1(a) hereof and each of the conditions precedent set forth in Sections 5.2(a) and (b) of the Credit Agreement shall have been satisfied.

(j)            All of the conditions precedent set forth in Section 2.25 of the Credit Agreement with respect to the Term Loan Increase effected hereby shall have been satisfied.

Section 6.              Reaffirmations.

(a)           Each Guarantor, subject to the terms and limits contained in the Credit Agreement, reaffirms its guaranty of the Obligations under the Credit Agreement as amended by this Amendment. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Amendment and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

(b)           The undersigned, as Grantors under the Guarantee and Collateral Agreement, and, as applicable, as parties to the other Security Documents hereby consent and agree to this Amendment and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all material respects and (ii) each of the Guarantee and Collateral Agreement and the other Security Documents and the Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations of such Grantors immediately prior to and after giving effect to this Amendment and the funding of the Term Loan Increase.

Section 7.              Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8.              Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.12 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 9.              Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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Section 10.            Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall be deemed a “Loan Document” for all purposes under the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PG HOLDCO, LLC

By:	/s/ Joc Greskoviak
Name:	Joc Greskoviak
Title:	President & COO

PGA HOLDINGS, INC.

By:	/s/ Joc Greskoviak
Name:	Joc Greskoviak
Title:	President & COO

AMENDMENT NO. 4 — PRESS GANEY

BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

BARCLAYS BANK, PLC
as a Lender

By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

CIT Bank
as a Lender

By:	/s/ John Ramelli III
	Name:	John Ramelli
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

CIT Finance LLC
as a Lender

By:	/s/ John Ramelli III
	Name:	John Ramelli
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Lake City Bank,
as a Lender

By:	/s/ Benjamin C. Norris
Benjamin C. Norris
Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Brit Insurance (Gibraltar) PCC Ltd in respect of a protected cell of that company known as ‘Cell Re’

as a Lender

By: GoldenTree Asset
Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

GT Loan Financing I, Ltd.

as a Lender

By: GoldenTree Asset
Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

General Electric Pension Trust

as a Lender

By: GoldenTree Asset
Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

GoldenTree Loan Opportunities III, Ltd.

as a Lender

By: GoldenTree Asset
Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

GoldenTree Loan Opportunities IV, Ltd.

as a Lender

By: GoldenTree Asset
Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

GoldenTree Loan Opportunities V, Ltd.

as a Lender

By: GoldenTree Asset
Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

GoldenTree Loan Opportunities VI, Ltd

as a Lender

By: GoldenTree Asset
Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

GoldenTree Loan Opportunities VII, Ltd
as a Lender

By:	GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Health Net of California, Inc.
as a Lender

By:	GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Stellar Performer Global Series:
Series G - Global Credit

as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

The Trustees of Syndicate 2987

as a Lender

By:	GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Broad Street Credit Investments LLC,
as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

AUDAX SENIOR LOAN FUND SPV, LLC,
as a Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

AUDAX CREDIT OPPORTUNITIES OFFSHORE LTD., as a Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

AUDAX CREDIT OPPORTUNITIES FUND, LP.,
as a Lender

By:	/s/ Michael P. McGonigle
	Name:	Michael P. McGonigle
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Bank of Montreal,
as a Lender

By:	/s/ Ketan Parikh
	Name:	Ketan Parikh
	Title:	Duly Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Golub Capital Partners CLO 11, Ltd.,
as a Lender

By:	GC Advisors LLC, as agent

By:	/s/ Christina Jamieson
	Narne:	Christina Jamieson
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

One Wall Street CLO II LTD
as a Lender

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Eric Im
	Name:	Eric Im
	Title:	Jr Research Analyst

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Pacifica CDO V LTD
as a Lender

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Eric Im
	Name:	Eric Im
	Title:	Jr Research Analyst

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Pacifica CDO VI LTD
as a Lender

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Eric Im
	Name:	Eric Im
	Title:	Jr Research Analyst

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Prospero CLO II B.V.
as a Lender

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Eric Im
	Name:	Eric Im
	Title:	Jr Research Analyst

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Shackleton 2013-III CLO, Ltd.
as a Lender

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Eric Im
	Name:	Eric Im
	Title:	Jr Research Analyst

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Shackleton II CLO, Ltd.
as a Lender

By:	Alcentra NY, LLC

By:	/s/ Eric Im
	Name:	Eric Im
	Title:	Jr Research Analyst

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

US Bank Loan Fund (M) Master Trust
as a Lender

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Eric Im
	Name:	Eric Im
	Title:	Jr Research Analyst

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Veritas CLO II, LTD
as a Lender

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Eric Im
	Name:	Eric Im
	Title:	Jr Research Analyst

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Westwood CDO I LTD
as a Lender

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Eric Im
	Name:	Eric Im
	Title:	Jr Research Analyst

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Westwood CDO II LTD
as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Eric Im
	Name:	Eric Im
	Title:	Jr Research Analyst

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Congressional Bank,
as a Lender

By:	/s/ Sam Crow
	Name:	Sam Crow
	Title:	Chief Credit Officer

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

AIB Debt Management Limited,
as a Lender

By:	/s/ Donna Cleary
Donna Cleary
Vice President
Investment Advisor to
AIB Debt Management, Limited

By:	/s/ Roisin O’Connell
Roisin O’Connell
Senior Vice President
Investment Advisor to
AIB Debt Management, Limited

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

IBM Personal Pension Plan Trust
as a Lender

By: ING Investment Management Co., as its investment manager

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

New Mexico State Investment Council
as a Lender

By: ING Investment Management Co. LLC, as its investment manager

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

City of New York Group Trust
as a Lender

By: ING Investment Management Co. LLC, as its investment manager

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

ING (L) Flex - Senior Loans
as a Lender

By: ING Investment Management Co., as its investment manager

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

ING Floating Rate Fund
as a Lender

By: ING Investment Management Co., as its investment manager

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

ING Investment Management CLO III, LTD.
as a Lender

By: ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

ING Investment Trust Co. Plan for Employee Benefit Investment Funds -Senior Loan Fund
as a Lender

By: ING Investment Trust Co. as its trustee

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

ING Prime Rate Trust
as a Lender

By: ING Investment Management Co., as it investment manager

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

ING Senior Income Fund
as a Lender

By: ING Investment Management Co., as its investment manager

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

ISL Loan Trust
as a Lender

By: ING Investment Management Co., as its investment advisor

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Phoenix CLO II, LTD.
as a Lender

By: ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Phoenix CLO III, LTD.
as a Lender

By: ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Michel Prince
	Name:	Michel Prince
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Adirondack Park CLO Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

BLACKSTONE/GSO STRATEGIC CREDIT FUND
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Blackstone / GSO Senior Floating Rate Term Fund
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Callidus Debt Partners CLO Fund VI, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Central Park CLO, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Gale Force 4 CLO, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Servicer

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Gramercy Park CLO Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Inwood Park CDO LTD.
as a Lender

By: Blackstone Debt Advisors LP As Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Maps CLO Fund II, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Marine Park CLO Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Prospect Park CDO Ltd.
as a Lender

By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Riverside Park CLO Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

SPDR Blackstone/GSO Senior Loan ETF
as a Lender

By: GSO/Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Sheridan Square CLO, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

[1ST Source Bank],
as a Lender

By:
Name:
	Title:	V.P.

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Global Leveraged Capital Credit Opportunity Fund I

By, Global Leveraged Capital Management, LLC,
as a Lender

By:	/s/ Christian Giordano
	Name:	Christian Giordano
	Title:	Principal

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

EMPORIA PREFERRED FUNDING II, LTD.,
as a Lender

By: Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

EMPORIA PREFERRED FUNDING III, LTD.,
as a Lender

By: Ivy Hill Asset Management, L.P., as Collateral Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

IVY HILL MIDDLE MARKET CREDIT FUND III, LTD.,
as a Lender

By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

AMENDMENT No. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.,
as a Lender

By: Ivy Hill Asset Management. L.P., as Portfolio Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.,
as a Lender

By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD.,
as a Lender

By: Ivy Hill Asset Management, L.P., as Asset Manager

By:	/s/ Kevin R. Braddish
	Name:	Kevin R. Braddish
	Title:	Duly Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

JMP Credit Advisors CLO I LTD,
as a Lender

By:	/s/ Ronald J. Banks
	Name:	Ronald J. Banks
	Title:	Managing Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Fraser Sullivan CLO VII Ltd.
as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Jamestown CLO I Ltd.
as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Jamestown CLO III Ltd.
as a Lender

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

J. P. Morgan Whitefriars Inc.
as a Lender

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney - in - Fact

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Palmer Square CLO 2013-1, Ltd,
as a Lender

By:	/s/ Erin Carney
	Name:	Erin Carney
	Title:	Principal

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Palmer Square CLO 2013-2, Ltd,
as a Lender

By:	/s/ Erin Carney
	Name:	Erin Carney
	Title:	Principal

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Birchwood Park CLO, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Keuka Park CLO, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Pinnacle Park CLO, Ltd
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Muir Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager
[
as

By:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	Officer

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

RBS CITIZENS, N.A.
as a Lender

By:	/s/ Dominic Barakat
	Name:	Dominic Barakat
	Title:	Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

TELOS CLO 2006-1, Ltd.
as a Lender

By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

TELOS CLO 2007-2, Ltd.
as a Leader

By:	Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Seneca Park CLO, Ltd.
as a Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

The Metropolitan Life Insurance Company,
as a Lender

By:	/s/ Matthew J. Mclnerny
	Name:	Matthew J. Mclnerny
	Title:	Managing Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

MetLife Insurance Company of Connecticut,
as a Lender

By:	/s/ Matthew J. Mclnerny
	Name:	Matthew J. Mclnerny
	Title:	Managing Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Sumitomo Mitsui Banking Corporation,
as a Lender

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Venture VI CDO Limited
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Venture VII CDO Limited
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Venture IX CDO, Limited
as a Lender

By: its investment advisor, MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Venture VIII CDO, Limited
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

VENTURE XV CLO, Limited
as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Portfolio Manager

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

Pacific Western Bank, successor by merger to CapitalSource Bank, as a Lender

By:	/s/ Audrey Yen
	Name:	Audrey Yen
	Title:	Authorized Signatory

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

RAYMOND JAMES BANK, N.A,
as a Lender

By:	/s/ Alexander L. Rody
	Name:	Alexander L. Rody
	Title:	Senior Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

ACE American Insurance Company
as a Lender

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

T. Rowe Price Floating Rate Fund, Inc.
as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

T. Rowe Price Floating Rate Multi-Sector Account Portfolio
as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

T. Rowe Price Institutional Floating Rate Fund
as a Lender

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

By:	/s/ Jennifer Anderson
	Name:	Jennifer Anderson
	Title:	Associate Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date.

ASF1 Loan Funding LLC

as a Lender

By: Citibank, N.A.,

By:	/s/ Lauri Pool
	Name:	Lauri Pool
	Title:	Associate Director

AMENDMENT NO. 4 — PRESS GANEY

IN WITNESS WHEREOF, the undersigned Fronting Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 4 Effective Date and hereby irrevocably and unconditionally agrees to provide the Term Loan Increase in the amount of $35,000,000 on the Amendment No. 4 Effective Date.

BARCLAYS BANK PLC
as Fronting Lender

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

AMENDMENT NO. 4 — PRESS GANEY

CONSENT OF SUBSIDIARY GRANTORS

By its signature below, each of the undersigned Guarantors and Grantors hereby consents to the foregoing Amendment No. 4 and confirms and reaffirms its guarantee of the Obligations and its grant of a security interest in its assets to secure the Obligations, in each case, pursuant to the Guarantee and Collateral Agreement, and each of the undersigned Guarantors and Grantors further acknowledges and agrees to be bound by the terms of Section 6 of the foregoing Amendment No. 4.

PRESS GANEY ASSOCIATES, INC.

By:	/s/ Joe Greskoviak
Name:	Joe Greskoviak
Title:	President & Coo

PATIENTIMPACT LLC

By:	/s/ Joe Greskoviak
Name:	Joe Greskoviak
Title:	Vice President & Secretary

DATA ADVANTAGE, LLC

By:	/s/ Joe Greskoviak
Name:	Joe Greskoviak
Title:	Vice President & Secretary

CENTER FOR PERFORMANCE SCIENCES, INC.

By:	/s/ Devin Anderson
Name:	Devin Anderson
Title:	Secretary

MOREHEAD ASSOCIATES, INC.

By:	/s/ Joe Greskoviak
Name:	Joe Greskoviak
Title:	President

AMENDMENT NO. 4 — PRESS GANEY

EXHIBIT A

FORM OF SOLVENCY CERTIFICATE

Pursuant to Section 5(f) of Amendment No. 4 dated as of May 9, 2014 (the “Amendment”), to the First Lien Credit Agreement, dated as of April 20, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among PG Holdco, LLC, a Delaware limited liability company (“Holdings”), PGA Holdings, Inc., a Delaware corporation, the Subsidiary Guarantors, each lender from time to time party thereto, Barclays Bank PLC, as Administrative Agent, and the other Agents named therein, the undersigned hereby certifies that he is the duly elected and acting Treasurer and Chief Financial Officer of Holdings, and that as such he is authorized to execute and deliver, solely in his capacity as Treasurer and Chief Financial Officer of Holdings and not in his personal capacity, this Solvency Certificate on behalf of the Holdings. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Holdings further certifies that on the Amendment No. 4 Effective Date, after giving effect to the initial extensions of credit to be made on the Amendment No. 4 Effective Date and the consummation of the transactions contemplated by the Amendment, the Loan Parties, on a consolidated basis, are Solvent.

IN WITNESS WHEREOF, the undersigned has caused this Solvency Certificate to be executed as of this                  day of [     ], 2014.

PG HOLDCO, LLC

By:
Name:
Title:	Treasurer and Chief Financial Officer

EXHIBIT B

[FORM OF CLOSING CERTIFICATE]

CLOSING CERTIFICATE

Pursuant to Section 5(g) of Amendment No. 4 dated as of May 9, 2014 (the “Amendment”), to the First Lien Credit Agreement, dated as of April 20, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among PG Holdco, LLC, a Delaware limited liability company (“Holdings”), PGA Holdings, Inc., a Delaware corporation, the Subsidiary Guarantors, each lender from time to time party thereto, Barclays Bank PLC, as Administrative Agent, and the other Agents named therein (capitalized terms used but not defined herein having the meanings provided in the Credit Agreement), the undersigned, [Insert name of officer], [Insert title of officer] of [Insert name of company] (the “Company”), hereby certifies on behalf of the Company as follows:

1.                                      [                       ] is the duly elected and qualified Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

2.                                      The representations and warranties in or pursuant to the Loan Documents are true and correct in all material respects, in each case on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects).

3.                                      No Default or Event of Default has occurred and is continuing as of the date hereof after giving effect to the extensions of credit to be made on the date hereof.

The undersigned Secretary of the Company hereby certifies as follows:

1.                                      Attached hereto as Annex 1 is a true and complete copy of a certificate of good standing or the equivalent from the Company’s jurisdiction of organization dated as of a recent date prior to the date hereof.

2.                                      Attached hereto as Annex 2 is a true and complete copy of resolutions/unanimous written consent duly adopted by the Board of Directors of the Company (or similar governing body) approving the Amendment and the Term Loan Increase, such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate (or similar) proceedings of the Company now in force relating to or affecting the matters referred to therein.

3.                                      Attached hereto as Annex 3 is a true and complete copy of the [operating agreement] [bylaws] of the Company as in effect on the date hereof.

4.                                      Attached hereto as Annex 4 is a true and complete copy of the [certificate of formation][certificate of incorporation][articles of incorporation] of the Company certified by the Secretary of State (or similar authority) of the jurisdiction of organization as in effect on the date hereof, and such [                ] has not been amended, repealed, modified or restated.

5.                                      The persons listed on Schedule I hereto are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names on Schedule I hereto, and the signatures appearing opposite their respective names on Schedule I hereto are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party.

6.                                      Simpson Thacher & Bartlett LLP may rely on this certificate in rendering its opinion.

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

Name:
Title:

Name:
Title: Secretary

Date: [ ], 2014

Schedule 1

to Closing Certificate

Incumbency of [Insert company name]

NAME	OFFICE	SIGNATURE

Annex 1

to Closing Certificate

[Certificate of Good Standing]

Annex 2

to Closing Certificate

[Unanimous Written Consent/Board Resolutions]

Annex 3

to Closing Certificate

[Bylaws] [Operating Agreement]

Annex 4

to Closing Certificate

[Certificate of Formation] [Certificate of Incorporation] [Articles of Incorporation]